EXHIBIT 24

                       POWER OF ATTORNEY

       The undersigned Directors and Officers of The Timken Company, an Ohio corporation (the "Company"), hereby constitute and appoint W. R. Timken, Jr., Joseph F. Toot, Jr., Gene E. Little and Larry R. Brown, and each of them, their true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for them and in their name, place and stead, to sign on their behalf as a Director and/or Officer of the Company, an Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1995 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorney-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitutes, may lawfully do or cause to be done by virtue thereof.

       EXECUTED this 2nd day of February, 1996.

/s/ Robert Anderson                   /s/ Ward J. Timken
____________________________          ____________________________
Robert Anderson, Director             Ward J. Timken, Director;
                                      Vice President

/s/ Stanley C. Gault                  /s/ W. R. Timken, Jr.
____________________________          ____________________________
Stanley C. Gault, Director            W. R. Timken, Jr.,Director;
                                      Chairman - Board of Directors

/s/ J. Clayburn LaForce, Jr.          /s/Joseph F. Toot, Jr.
____________________________          ____________________________
J. Clayburn La Force, Jr.,            Joseph F. Toot, Jr., Director;
Director                              President and Chief
                                      Executive Officer

/s/ Robert W. Mahoney                 /s/ Martin D. Walker
____________________________          ____________________________
Robert W. Mahoney, Director           Martin D. Walker, Director

/s/ James W. Pilz                     /s/ Charles H. West
____________________________          ____________________________
James W. Pilz, Director               Charles H. West, Director;
                                      Executive Vice President
                                      and President - Steel

/s/ John M. Timken, Jr.               /s/ Alton W. Whitehouse
____________________________          ____________________________
John M. Timken, Jr., Director         Alton W. Whitehouse, Director


                                      /s/ Gene E. Little
                                      ____________________________
                                      Gene E. Little, Vice President -
                                      Finance (Principal Financial
a:2134.poa                            Accounting Officer)